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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 21, 2004
                                                           -------------
                                 (May 20, 2004)
                                 --------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                    1-12107             31-1469076
--------------             ----------------    ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)        Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On May 20, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release (the "Dividend Release") announcing that its Board of Directors had declared a quarterly cash dividend of $0.125 per share on the Company's common stock. The dividend is payable June 22, 2004 to shareholders of record on June 1, 2004. A copy of the Dividend Release is attached as Exhibit 99.1 and incorporated herein by reference.

          On May 20, 2004, the Company issued a second news release (the "Singer Release") announcing the election of Robert S. Singer to the Company's Board of Directors. A copy of the Singer Release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
         --------

          99.1 News release issued by Abercrombie & Fitch Co. on May 20, 2004 announcing declaration of quarterly cash dividend

          99.2 News release issued by Abercrombie & Fitch Co. on May 20, 2004 announcing election of Robert S. Singer to Board of Directors



                  [Remainder of page intentionally left blank;
                          signature on following page.]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABERCROMBIE & FITCH CO.


Dated:  May 21, 2004                    By: /s/ Susan J. Riley
                                            ---------------------------------
                                            Susan J. Riley
                                            Senior Vice President-Chief
                                            Financial Officer

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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 21, 2004

                             Abercrombie & Fitch Co.


Exhibit No.     Description
-----------     -----------
        99.1    News release issued by Abercrombie & Fitch Co. on May 20, 2004 announcing declaration of quarterly cash dividend

        99.2 News release issued by Abercrombie & Fitch Co. on May 20, 2004 announcing election of Robert S. Singer to Board of Directors


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